Exhibit 10.11

TENTH AMENDMENT TO CREDIT AGREEMENT

This Tenth Amendment to Credit Agreement (“Amendment”) is entered into between Texas Capital Bank, N.A., a national banking association, as Administrative Agent, the lenders party to the Credit Agreement; and Lynden USA Inc., a Utah corporation, as borrower, and is dated June 5, 2014. Terms defined in the Credit Agreement between the Administrative Agent, such lenders and such borrower dated August 29, 2011 (as amended, the “Credit Agreement”), are used herein as therein defined, unless otherwise defined herein or the context otherwise requires.

R E C I T A L S:

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement and increase the Borrowing Base; and

WHEREAS, the Lenders are willing to amend the Credit Agreement under the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

1. The following definition is hereby added to Section 1.1 of the Credit Agreement as follows:

“Tenth Amendment to Credit Agreement” means the Tenth Amendment to Credit Agreement dated June 5, 2014 between Administrative Agent, the Lenders and the Borrower, amending the Credit Agreement.

2. The following definition located in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Borrowing Base” means the amount most recently determined and designated by the Administrative Agent as the Borrowing Base in accordance with Section 2.8.1, but in no event in excess of the Aggregate Commitment, as such Borrowing Base is reduced in accordance with Section 2.8.2 or other provisions hereof. The Borrowing Base under Section 2.8.1 is deemed to be $32,000,000 as of the date of the Tenth Amendment to Credit Agreement.

3. Commitments. The Lenders’ respective Commitments are hereby amended to the amounts set forth opposite their respective signature blocks on their signature page to this Amendment.

4. Fees. The Borrower shall pay to the Administrative Agent upon execution of this Amendment,

(a) a facility fee in the amount of $70,000 pursuant to Section 2.6.3 of the Credit Agreement.

(b) a processing fee for the Administrative Agent’s sole account in the amount of $2,500 pursuant to Section 2.6.7 of the Credit Agreement.

5. Further Assurances. The Borrower agrees to do each of the following:

(a) create in favor of the Administrative Agent by instruments satisfactory to the Administrative Agent and its counsel first and prior Liens on each of the Properties described in Table II attached to this Amendment and, in connection therewith, provide to the Administrative Agent title opinions or other title data satisfactory to the Administrative Agent and its counsel to confirm Borrower’s ownership of such Properties in the decimal interests indicated on such Table II.

(b) execute and deliver or cause the appropriate Person to execute and deliver such certificates, mortgages, amendments to mortgages and other security instruments as the Administrative Agent may from time to time reasonably request to reflect the terms of this Amendment.

6. Address Update. The notice addresses for each of Administrative Agent and Texas Capital Bank, N.A. are hereby amended to the addresses set forth on Exhibit A attached hereto.

7. Benefit of Conditions. All of the conditions in this Amendment and the Credit Agreement are solely for the benefit of the Administrative Agent and the Lenders, and no Person other than the Administrative Agent and the Lenders may rely thereon or insist on compliance therewith.

8. Ratification. The Borrower hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party shall continue in full force and effect after giving effect to this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, Lien, security interest or entitlement of the Lenders created by or contained in any of such documents nor is the Borrower released from any covenant, warranty or obligation created by or contained therein.

9. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower in accordance with its terms and (c) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower.

10. Conditions to Effectiveness. This Amendment shall be effective upon the execution by all parties of this Amendment and the receipt thereof by the Administrative Agent; provided, however, that the increases in the Borrowing Base and the Lenders’ Commitments contemplated by paragraphs 2 and 3 shall not become effective until the Administrative Agent has additionally received such mortgages and amendments to mortgage as may be reasonably requested by the Administrative Agent to satisfy the requirements of paragraph 5.

11. RELEASE OF CLAIMS. The Borrower for itself, its successors and assigns and all those at interest therewith, including, without limitation, each Guarantor, (collectively, the “Releasing Parties”), jointly and severally, hereby voluntarily and forever, RELEASE, DISCHARGE AND ACQUIT the Administrative Agent, the Lenders and their respective officers, directors, shareholders, employees, agents, successors, assigns, representatives, affiliates and insurers (sometimes referred to below collectively as the “Released Parties”) and all those at interest therewith of and from any and all claims, causes of action, liabilities, damages, costs (including, without limitation, attorneys’ fees and all costs of court or other proceedings), and losses of every kind or nature at this time known or unknown, direct or indirect, fixed or contingent, which the Releasing Parties, have or hereafter may have arising out of any act, occurrence, transaction, or omission occurring from the beginning of time to the date of execution of this Amendment if related to the Note or the other Loan Documents (the “Released Claims”), except that (i) the future duties and obligations of the Lenders under the Loan Documents and the rights of the Borrower to its funds on deposit with the Lenders shall not be included in the term Released Claims and (ii) the right of the Borrower to require the correction of manifest accounting errors and similar administrative errors shall not be included in the term Released Claims. IT IS THE EXPRESS INTENT OF THE RELEASING PARTIES THAT THE RELEASED CLAIMS SHALL INCLUDE ANY CLAIMS OR CAUSES OF ACTION ARISING FROM OR ATTRIBUTABLE TO THE NEGLIGENCE, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY OF THE RELEASED PARTIES.

12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mail, facsimile transmission, electronic mail in “portable document format” (“.pdf”) form or other electronic means intended to preserve the original graphic and pictorial appearance of the item being sent shall be effective as a delivery of a manually executed counterpart of this Amendment.

13. Effect. This Amendment is one of the Loan Documents. Except as amended hereby, the Credit Agreement shall remain unchanged and in full force and effect, and the Borrower hereby ratifies the terms of the Credit Agreement (as amended hereby), including, without limitation, the provisions of Section 9.7 and Section 9.8 thereof.

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ENTIRE AGREEMENT. THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS AMENDMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

BORROWER: LYNDEN USA INC.

By:	/s/ Colin Watt
Name:	Colin Watt
Title:	President

The Guarantor acknowledges and approves the foregoing Amendment, confirms that its Guaranty is in full force and effect and agrees to the release of claims in paragraph 11 of the foregoing Amendment.

GUARANTOR: LYNDEN ENERGY CORP.

By:	/s/ Colin Watt
Name:	Colin Watt
Print:	President and Chief Executive Officer

[Signature pages continue]

Signature Page – Tenth Amendment to Lynden Credit Agreement

ADMINISTRATIVE AGENT:
TEXAS CAPITAL BANK, N.A.

	By:	/s/ Frank K. Stowers
	Name:	Frank K. Stowers
	Title:	Senior Vice President
COMMITMENT
LENDERS:
$22,400,000.00	TEXAS CAPITAL BANK, N.A.

	By:	/s/ Frank K. Stowers
	Name:	Frank K. Stowers
	Title:	Senior Vice President

$ 9,600,000.00	HAPPY STATE BANK

	By:	/s/ Ryan Monroe
	Name:	Ryan Monroe
	Title:	Senior Vice President

Signature Page – Tenth Amendment to Lynden Credit Agreement

TABLE II

Property	County	State	Reserve Category	Working Interest	Net Revenue Interest
Annalee 18T #3	Glasscock	TX	PDP	0.43750	0.32813
Deavenport 7-1	Glasscock	TX	PDP	0.43750	0.32813
Percy 39-1R	Martin	TX	PDP	0.43340	0.32851
Sefcik 24-3R	Glasscock	TX	PDP	0.38828	0.30322

EXHIBIT A

NEW NOTICE ADDRESSES OF CERTAIN PARTIES

New address for the Administrative Agent:

2000 McKinney Avenue, Suite 1800

Dallas, Texas 75201

Attention: Energy Banking Group

Facsimile: (214) 932-6704

New address for Texas Capital Bank, N.A.:

2000 McKinney Avenue, Suite 1800

Dallas, Texas 75201

Attention: Energy Banking Group

Facsimile: (214) 932-6704